As filed with the Securities and Exchange Commission on April 4, 1997.
                                                 Registration No. 333-_________

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------

                                IVAX CORPORATION
             (Exact name of registrant as specified in its charter)
                                 --------------

            FLORIDA                                   16-1003559
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)



                             4400 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33137
                                 (305) 575-6000

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 --------------

                     IVAX CORPORATION EMPLOYEE SAVINGS PLAN
                            (Full title of the Plan)

                              ARMANDO A. TABERNILLA
               VICE PRESIDENT - LEGAL AFFAIRS AND GENERAL COUNSEL
                                IVAX CORPORATION
                             4400 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33137
                                 (305) 575-6000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)



                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                   PROPOSED             PROPOSED
        TITLE OF EACH CLASS                  AMOUNT                 MAXIMUM              MAXIMUM           AMOUNT OF
        OF SECURITIES TO BE                   TO BE             OFFERING PRICE          AGGREGATE        REGISTRATION
           REGISTERED(1)                   REGISTERED            PER SHARE (2)      OFFERING PRICE(2)         FEE
---------------------------------------------------------------------------------------------------------------------
   Common Stock, $.10 par value          500,000 shares          $8.88                $4,440,000           $1,345.45
=====================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Common Stock of IVAX Corporation as reported on the American Stock Exchange on April 3, 1997.

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



INCORPORATION OF FORM S-8 REGISTRATION STATEMENT

                  The contents of the Registration Statement on Form S-8 (No. 33-88912) filed by IVAX Corporation, a Florida corporation (the "Registrant"), with the Securities and Exchange Commission, dated January 26, 1995, with respect to the registration of shares of the Registrant's common stock, par value $.10 per share, which may be issued under the IVAX Corporation Employee Savings Plan, are incorporated herein by this reference.

         EXHIBITS
         --------

           5      Opinion of Stearns Weaver Miller Weissler Alhadeff &
                  Sitterson, P.A.

          23.1 Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

          23.2    Consent of Arthur Andersen LLP

          24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 4th day of April, 1997.

                                IVAX CORPORATION


                                By:  /S/ PHILLIP FROST, M.D.
                                     ------------------------------------------
                                     Phillip Frost, M.D., Chairman of the Board
                                      and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Phillip Frost, M.D. and Richard C. Pfenniger, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                     TITLE                     DATE
---------                                     -----                     ----

PRINCIPAL EXECUTIVE OFFICER:

/S/ PHILLIP FROST, M.D.            Chairman of the Board                April 4, 1997
-------------------------------    and Chief Executive Officer
Phillip Frost, M.D.


PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER:

/S/ MICHAEL W. FIPPS               Chief Financial Officer              April 4, 1997
-------------------------------
Michael W. Fipps


PRINCIPAL ACCOUNTING OFFICER:

/S/ MICHAEL METZKES                Vice President-Accounting            April 4, 1997
-------------------------------
Michael Metzkes

/S/ ISAAC KAYE                     Director and Deputy                  April 4, 1997
-------------------------------    Chief Executive Officer
Isaac Kaye

/S/ JACK FISHMAN, PH.D.            Director and Vice Chairman           April 4, 1997
-------------------------------
Jack Fishman, Ph.D.

                                     - 3 -


/S/ JANE HSIAO, PH.D.              Director and Vice Chairman-           April 4, 1997
-------------------------------    Technical Affairs
Jane Hsiao, Ph.D.

/S/ ROBERT C. STRAUSS              Director, President and               April 4, 1997
-------------------------------    Chief Operating Officer
Robert C. Strauss

/S/ MARK ANDREWS                   Director                              April 4, 1997
-------------------------------
Mark Andrews

                                   Director
-------------------------------
Lloyd Bentsen

/S/ ERNST BIEKERT, PH.D.           Director                              April 4, 1997
-------------------------------
Ernst Biekert, Ph.D.

/S/ DANTE B. FASCELL               Director                              April 4, 1997
-------------------------------
Dante B. Fascell

/S/ HAROLD S. GENEEN               Director                              April 4, 1997
-------------------------------
Harold S. Geneen

/S/ LYLE KASPRICK                  Director                              April 4, 1997
-------------------------------
Lyle Kasprick

                                   Director
-------------------------------
Harvey M. Krueger

/S/ JOHN H. MOXLEY, III, M.D.      Director                              April 4, 1997
-------------------------------
John H. Moxley, III, M.D.

/S/ MICHAEL WEINTRAUB              Director                              April 4, 1997
-------------------------------
Michael Weintraub

         Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator of the IVAX Corporation Employee Savings Plan has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on April 4, 1997.

                                       IVAX CORPORATION EMPLOYEE SAVINGS PLAN

                                       By:  IVAX CORPORATION,
                                              PLAN ADMINISTRATOR


                                       By:  /S/ EDWARD J. O'BRIEN
                                           ------------------------------------
                                           Edward J. O'Brien,
                                           Vice President-Human Resources

                               INDEX TO EXHIBITS

EXHIBITS
NUMBER                   DESCRIPTION
--------                 -----------

5             Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson,
              P.A.

23.2          Consent of Arthur Andersen LLP